United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 29, 2019

Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

200 East Randolph Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-782-5800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) :
Emerging Growth company     [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                    [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 29, 2019, Jones Lang LaSalle Incorporated (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”).

Of the 45,738,607 total shares of common stock of the Company that were issued and outstanding on March 15, 2019, the record date for the Meeting, 41,554,223 shares, constituting 90.85% of the total outstanding shares, were represented in person or by proxy at the Meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below based on the information we received on the day of the meeting from our vote tabulator, Broadridge Investor Communications.

1.	The ten nominees for Directors were elected to serve one-year terms to expire at the annual meeting of shareholders in 2020, as follows:

Nominee	For	Against	Abstain
Hugo Bagué	38,441,602	368,204	12,569
Matthew Carter, Jr.	38,645,205	164,601	12,569
Samuel A. Di Piazza, Jr.	37,491,463	1,318,337	12,575
Ming Lu	38,711,707	98,796	11,872
Bridget Macaskill	38,753,094	57,396	11,885
Martin H. Nesbitt	38,642,959	167,579	11,837
Jeetendra I. Patel	38,753,391	57,091	11,893
Ann Marie Petach	38,479,808	331,119	11,448
Sheila A. Penrose	34,846,276	909,195	3,066,904
Christian Ulbrich	38,751,700	58,601	12,074

In the case of each nominee for Director, there were also 2,731,848 broker non-votes.

2.	The non-binding advisory proposal regarding executive compensation (“say on pay”) was approved by the following shareholder vote:

For	Against	Abstain
33,923,257	4,881,188	17,930

There were 2,731,848 broker non-votes on this proposal.

3.	The 2019 Stock Award and Incentive Plan was approved by the following shareholder vote:

For	Against	Abstain
37,264,992	260,876	92,578

There were 2,731,848 broker non-votes on this proposal.

4.	The appointment of KPMG, LLP to serve as our independent registered public accounting firm for the year 2019 was ratified by the following shareholder vote:

For	Against	Abstain
39,541,752	1,998,908	13,563

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2019
Jones Lang LaSalle Incorporated

By: /s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer